Exhibit 10.2

FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

This FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated and effective as of May 13, 2021 (the “Effective Date”), by and among TCW DIRECT LENDING VII LLC, a Delaware limited liability company (the “Borrower”), NATIXIS, NEW YORK BRANCH (in its individual capacity, “Natixis”), as administrative agent (in such capacity, the “Administrative Agent”) for the Committed Lenders, Conduit Lenders and Funding Agents from time to time party to the Credit Agreement (hereinafter defined) and each Lender.

A.           The Borrower, the Administrative Agent, the Committed Lenders, the Conduit Lenders and the Funding Agents have entered into that certain Revolving Credit Agreement dated as of May 10, 2018 (as amended by that certain First Amendment to Revolving Credit Agreement dated as of August 15, 2018, that certain Second Amendment to Revolving Credit Agreement dated as of November 5, 2018, that certain Third Amendment to Revolving Credit Agreement dated as of February 6, 2019, that certain Fourth Amendment to Revolving Credit Agreement dated as of May 10, 2021, and as further amended, modified, supplemented, or restated from time to time, the “Credit Agreement”).

B.           The Borrower, the Administrative Agent and each Lender have agreed, upon the following terms and conditions, to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the parties hereto agree as follows:

1.           DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

2.           AMENDMENTS TO CREDIT AGREEMENT. On and as of the Effective Date, the first paragraph of Section 2.16 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

2.16 Extension of Stated Maturity Date. So long as no (x) Event of Default or Default shall have occurred and be continuing on the Stated Maturity Date and (y) the representations and warranties contained in Section 8 or in any other Loan Document shall be true and correct in all material respects on, and as of, the Stated Maturity Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.16, the representations and warranties contained in Section 8.06 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 9.01, Borrower may extend the Stated Maturity Date to a Business Day that is not later than 364 days after the then-effective Stated Maturity Date, no more than one time, upon (the date such conditions are satisfied, the “Facility Extension Effective Date”): (a) delivery of a Facility Extension Request to Administrative Agent not less than fifteen (15) days prior to the Stated Maturity Date then in effect; and (b) payment to Administrative Agent for the benefit of the Lenders of a facility extension fee equal to twenty-five basis points on the then-existing aggregate Commitments of the Lenders (i.e., 0.25% times the then-existing aggregate Commitments of the Lenders). Administrative Agent agrees to deliver written confirmation of any extension to the Borrower.

3.           EFFECTIVENESS. The effectiveness of this Amendment is subject to Administrative Agent’s receipt of this Amendment, duly executed and delivered by the Borrower, Administrative Agent and each Lender.

4.           REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

4.1.     Representations and Warranties in Credit Agreement. The representations and warranties contained in Section 8 of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same force and effect as if made on and as of the date hereof (except for any representations and warranties that expressly refer to another date, which shall be true and correct in all material respects as of such date);

4.2.     No Event of Default. No Event of Default or Potential Default has occurred and is continuing on the date hereof;

4.3.     Capital Commitments and Contributions. As of the date of this Amendment, the aggregate amount of the Unfunded Commitments of all Investors is $385,084,337, the aggregate amount of the Eligible Included Unfunded Commitments of all Included Investors is $242,563,141 and the aggregate amount of the Eligible Designated Unfunded Commitments of all Designated Investors is $48,680,861;

4.4.     Due Authorization. The Borrower is duly authorized to execute, deliver and perform this Amendment, and the Credit Agreement, as amended by this Amendment, and each other Loan Document is the legal and binding obligation of the Borrower, enforceable against the Borrower in accordance with the terms of such Loan Documents, subject to Debtor Relief Laws and equitable principles; and

4.5.     No Amendments. There have been no amendments to the Constituent Documents of the Borrower since the latest delivery or notice thereof by the Borrower to Administrative Agent.

5.           TERMINATION OF EXISTING LENDER COMMITMENT. Upon payment in full of any outstanding Obligations due and payable to China Merchants Bank Co. Ltd., New York Branch (the “Exiting Lender”), the Commitment of the Exiting Lender shall be terminated, and the rights of the Exiting Lender under the Credit Agreement and other Loan Documents shall be terminated (except for those rights that expressly survive termination), and the Exiting Lender shall be released from its obligations under the Credit Agreement and any other Loan Document (except for those obligations that expressly survive termination thereof). Administrative Agent hereby acknowledges that the Exiting Lender has received payment in full of the Obligations (other than any contingent indemnification obligations for which no claim has been made) owing to the Exiting Lender under the Loan Documents.

6.           MISCELLANEOUS.

6.1.     No Other Amendments. Except as expressly amended herein, the terms of the Credit Agreement shall remain in full force and effect.

6.2.     Limitation on Agreements. The amendments set forth herein are limited precisely as written and shall not be deemed: (a) to be a consent under or waiver of any other term or condition in the Credit Agreement or any of the other Loan Documents; or (b) to prejudice any right or rights which Administrative Agent and Lenders now have or may have in the future under, or in connection with the Credit Agreement, as amended hereby, the Notes, the Loan

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Documents or any of the other documents referred to herein or therein. From and after the date of this Amendment, all references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment, and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

6.3.     Borrower Ratification. The Borrower hereby ratifies, confirms and agrees that, following the effectiveness of this Amendment, the Credit Agreement, as amended, and the other Loan Documents shall remain in full force and effect.

6.4.     Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page to this Amendment by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

6.5.     Electronic Signatures. This Amendment may be executed using electronic signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties hereto of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.

6.6.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW PRINCIPLES THAT MIGHT OTHERWISE APPLY, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGES FOLLOW.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

TCW DIRECT LENDING VII LLC

By:	/s/ James G. Krause
Name: James G. Krause
Title: Chief Financial Officer, Treasurer and
Secretary

Signature Page to

Fifth Amendment to Revolving Credit Agreement

ADMINISTRATIVE AGENT:

NATIXIS, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Andrew Travers
Name: Andrew Travers
Title: Associate

By:	/s/ Urs Fischer
Name: Urs Fischer
Title: Executive Director

Signature Page to

Fifth Amendment to Revolving Credit Agreement

LENDERS:

NATIXIS, NEW YORK BRANCH, as Swingline Lender, Letter of Credit Issuer and Funding Agent for the Versailles Lender Group

By:	/s/ Nick Mitra
Name: Nick Mitra
Title: Managing Director

By:	/s/ Terrence Gregersen
Name: Terrence Gregersen
Title: Executive Director

Signature Page to

Fifth Amendment to Revolving Credit Agreement

LENDERS (continued):

VERSAILLES ASSETS LLC, as a Committed Lender and Conduit Lender for the Versailles Lender Group solely with respect to Loans funded in currencies other than Euro and Sterling

By:	Global Securitization Services, LLC, its Manager

By:	/s/ Bernard J Angelo
Name: Bernard J Angelo
Title: Vice President

By:	/s/ Damian A Perez
Name: Damian A Perez
Title: Vice President

Signature Page to

Fifth Amendment to Revolving Credit Agreement

LENDERS (continued):

VERSAILLES STERLING FUNDING LTD., as a Committed Lender and Conduit Lender for the Versailles Lender Group solely with respect to Loans funded in Sterling

By:	/s/ Nadish Seebaluck
Name: Nadish Seebaluck
Title: Director

By:	/s/ Luana Guilfoyle
Name: Luana Guilfoyle
Title: Director

Signature Page to

Fifth Amendment to Revolving Credit Agreement

LENDERS (continued):

VERSAILLES EURO FUNDING LTD., as a Committed Lender and Conduit Lender for the Versailles Lender Group solely with respect to Loans funded in Euros

By:	/s/ Nadish Seebaluck
Name: Nadish Seebaluck
Title: Director

By:	/s/ Luana Guilfoyle
Name: Luana Guilfoyle
Title: Director

Signature Page to

Fifth Amendment to Revolving Credit Agreement

LENDERS (continued):

PNC BANK, NATIONAL ASSOCIATION, as Funding Agent and Committed Lender for the PNC Lender Group

By:	/s/ Lawrence Beller
Name: Lawrence Beller
Title: Senior Vice President

Signature Page to

Fifth Amendment to Revolving Credit Agreement

LENDERS (continued):

CITY NATIONAL BANK, as Funding Agent and Committed Lender for the CNB Lender Group

By:	/s/ Andrew Miller
Name: Andrew Miller
Title: Vice President

Signature Page to

Fifth Amendment to Revolving Credit Agreement

LENDERS (continued):

BANCO SANTANDER S.A., NEW YORK BRANCH, as Funding Agent and Committed Lender for the Santander Lender Group

By:	/s/ Gerard Barrett
Name: Gerard Barrett
Title: Executive Director

By:	/s/ Daniel S Kostman
Name: Daniel S Kostman
Title: ED

Signature Page to

Fifth Amendment to Revolving Credit Agreement

LENDERS (continued):

ING CAPITAL LLC, as Funding Agent and Committed Lender for the ING Lender Group

By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:	/s/ Grace Fu
Name: Grace Fu
Title: Director

Signature Page to

Fifth Amendment to Revolving Credit Agreement